[LOGO] M F S(SM)                                       Semiannual Report
INVESTMENT MANAGEMENT                                       May 31, 1997

--------------------------------------------------------------------------------
MFS(R) VALUE FUND
--------------------------------------------------------------------------------

[GRAPHICS OMITTED]



----------------------------------------------------
LEARNING FINANCIAL BASICS THE EASY WAY (see page 26)
----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 2
Portfolio Manager's Profile ................................................ 3
Fund Facts ................................................................. 4
Performance Summary ........................................................ 4
Portfolio Concentration .................................................... 6
Portfolio of Investments ................................................... 7
Financial Statements .......................................................12
Notes to Financial Statements ..............................................19
The ABCs of Investing ......................................................26
It's Easy to Contact Us ....................................................27
The MFS Family of Funds(R) .................................................28
Trustees and Officers ......................................................29

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED MAY 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 8.89%, CLASS B SHARES 8.49%, CLASS C SHARES 8.55%, AND CLASS I SHARES 8.97%.

   o WHILE THE FUND WAS OVERWEIGHTED IN TECHNOLOGY, WHICH WAS ONE OF THE BEST-PERFORMING SECTORS OF THE STANDARD & POOR'S 500 COMPOSITE INDEX, IT WAS UNDERWEIGHTED IN CONSUMER STAPLES AND HEALTH CARE, WHICH WERE ALSO TOP-PERFORMING SECTORS.

   o THE FUND'S TECHNOLOGY HOLDINGS ARE PRIMARILY FRANCHISE SOFTWARE COMPANIES TRADING AT WHAT WE VIEW AS REASONABLE PRICES RELATIVE TO THEIR EXPECTED GROWTH RATES.

   o IN RETAILING, THE FUND IS FOCUSED ON GROCERY STORES AND DRUG STORE CHAINS THAT ARE EXPECTED TO BENEFIT FROM CONSOLIDATION.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. The U.S. economy exhibited a great deal of strength in the first quarter of 1997, growing at an annualized rate of 5.8%. This pace would clearly lead to inflationary pressures were it to continue, as could the ongoing tightness in the labor market. Moreover, there is reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% to 2 1/2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

  We continue to urge U.S. equity investors to remain cautious for 1997. Just as the slowdown in corporate earnings growth and the increases in interest rates in 1996 raised some near-term concerns, further interest-rate increases and the fear of an acceleration of inflation have added some volatility to the stock market in 1997. However, while the U.S. equity market enjoyed several years without a major correction, we would like to point out that such downturns are a natural part of the investment environment and, when they end, they often result in more attractive valuations for stocks.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

June 12, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of John F. Brennan, Jr.]

John F. Brennan, Jr.

Dear Shareholders:
For the six months ended May 31, 1997, Class A shares of the Fund provided a total return of 8.89%, Class B shares 8.49%, Class C shares 8.55%, and Class I shares 8.97%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 13.18% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

  Over the past six months, the three best-performing sectors of the S&P 500 were consumer staples, which gained 19.5%; technology, which advanced 18.6%; and health care, which was up 15.9%. The worst-performing sector was basic materials, which gained 6.5%. The Fund was significantly underweighted in consumer staples, with 1.8% of equities invested versus 12.6% for the S&P 500; overweighted in technology (15.1% versus 12.9%); and significantly underweighted in health care (7.6% versus 11.2%).

  Technology, the Fund's largest sector, is primarily focused on franchise software companies trading at what we view as reasonable prices relative to their expected growth rates. We try to take advantage of periods of uncertainty and establish positions at attractive valuations relative to long-term prospects. Two recent examples include Synopsys and Computer Associates, both of which have significant leadership positions in attractive markets but stock prices that were depressed by short-term earnings concerns. In each case we were able to establish significant holdings at what we believe are excellent long-term valuations.

  In retailing, the Fund's second-largest sector at 12.9% of the portfolio, we are focused on grocery stores and drug store chains. One of our largest holdings, Smith's Food and Drug, recently agreed to be acquired by Fred Meyer, a grocery chain located in the Pacific Northwest. We currently plan to hold the Fred Meyer shares we will receive in this transaction, as we expect the benefits from consolidation will be significant. Future consolidation is also expected as aggressive, well-managed operators such as Safeway look for further growth. The drug stores are also benefiting from consolidation because the larger chains are better able to deal with the industry trend toward managed health care. While growth in this area presents lower gross profit margins, the large chains are able to leverage this greater volume through lower operating expenses and, therefore, derive higher net margins. Two of our holdings, Rite Aid and CVS, are in the midst of major consolidations that we expect to yield significant cost savings.

  The Fund's two largest equity holdings, ADT Ltd. and Tyco International, recently agreed to merge in a pooling transaction. The surviving entity will be Tyco International, and we expect significant earnings leverage going forward as cost savings are realized.

  Our outlook for the balance of the year is cautious. With stock market valuations at record levels and with the recent uptick in interest rates, we believe the market is vulnerable to any negative news. We are, therefore, positioned conservatively.

Respectfully,

/s/ John F. Brennan, Jr.

John F. Brennan, Jr.
Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   JOHN F. BRENNAN, JR., HAS BEEN A MEMBER OF THE MFS INVESTMENT STAFF SINCE 1985. A GRADUATE OF THE UNIVERSITY OF RHODE ISLAND AND THE STANFORD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE BEGAN HIS CAREER AT MFS AS AN INDUSTRY SPECIALIST AND WAS PROMOTED TO ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1987, VICE PRESIDENT - INVESTMENTS IN 1988, AND SENIOR VICE PRESIDENT IN 1995. MR. BRENNAN HAS BEEN PORTFOLIO MANAGER OF MFS(R) VALUE FUND SINCE 1991.

  FUND FACTS

  STRATEGY:                           THE INVESTMENT OBJECTIVE OF THE FUND IS
                                      TO SEEK CAPITAL APPRECIATION.
  COMMENCEMENT OF
  INVESTMENT OPERATIONS:              CLASS A:  JUNE 13, 1983
                                      CLASS B:  SEPTEMBER 7, 1993
                                      CLASS C:  APRIL 1, 1996
                                      CLASS I:  JANUARY 2, 1997

  SIZE:                               $903 MILLION NET ASSETS AS OF MAY 31, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS Value Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF MAY 31, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                     6 Months           1 Year          5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +8.89%          +10.97%         +149.77%         +256.35%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +10.97%         + 20.09%         + 13.55%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                              --            + 4.58%         + 18.68%         + 12.88%
-----------------------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                     6 Months           1 Year          5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +8.49%          +10.01%         +142.27%         +245.51%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +10.01%         + 19.36%         + 13.20%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                              --            + 6.01%         + 19.16%         + 13.20%
-----------------------------------------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                     6 Months           1 Year          5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +8.55%          +10.16%         +143.08%         +246.74%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +10.16%         + 19.44%         + 13.24%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                              --            + 9.16%         + 19.44%         + 13.24%
-----------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                     6 Months           1 Year          5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +8.97%          +11.05%         +149.97%         +256.66%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +11.05%         + 20.11%         + 13.56%
-----------------------------------------------------------------------------------------------------------------

  All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Past performance is no guarantee of future results.

  Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

  Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included in the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the sales charge generally applicable to Class A shares.

  Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

  Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

   PORTFOLIO CONCENTRATION AS OF MAY 31, 1997

TOP 10 HOLDINGS

ADT LTD.                                  CELLULAR COMMUNICATIONS INTERNATIONAL,
Commercial and residential security       INC.
  company                                 Cellular telephone company
TYCO INTERNATIONAL LTD.
Manufacturer of fire protection,          RITE AID CORP.
packaging, and electronic equipment       U.S. drug store chain

WISCONSIN CENTRAL TRANSPORATION CORP.     HILTON HOTELS CORP.
Midwestern railroad company               U.S. hotel company

SMITH'S FOOD & DRUG CENTER                HARRAH'S ENTERTAINMENT, INC.
Supermarket chain in U.S. southwestern    Gaming operator in several states
and mountain states
                                          COMPUTER ASSOCIATES INTERNATIONAL
BRISTOL-MYERS SQUIBB CO.                  Computer software company
Pharmaceutical products company

   LARGEST SECTORS

      Technology                                                    15.1%
      Leisure                                                       10.7%
      Financial Services                                            11.3%
      Retail                                                        12.9%
      Miscellaneous (Conglomerates, special products/services)      14.5%
      Other Sectors                                                 35.5%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - May 31, 1997

Stocks - 77.0%
-------------------------------------------------------------------------------
Issuer                                                   Shares           Value
-------------------------------------------------------------------------------
U.S. Common Stock - 66.6%

  Aerospace - 2.8%
    Allied Signal, Inc.                                 156,600    $ 12,019,050
    BE Aerospace, Inc.*                                 133,000       3,225,250
    Thiokol Corp.                                       135,800       9,760,625
                                                                   ------------
                                                                   $ 25,004,925
-------------------------------------------------------------------------------
  Agricultural Products - 0.9%
    AGCO Corp.                                          243,600    $  7,764,750
-------------------------------------------------------------------------------
  Apparel and Textiles - 0.5%
    Footstar, Inc.*                                      60,300    $  1,341,675
    Reebok International Ltd.*                           88,000       3,608,000
                                                                   ------------
                                                                   $  4,949,675
-------------------------------------------------------------------------------
  Banks and Credit Companies - 0.3%
    Wells Fargo & Co.                                    11,433    $  3,012,595
-------------------------------------------------------------------------------
  Building - 0.8%
    Newport News Shipbuilding Co.                       446,500    $  7,423,062
-------------------------------------------------------------------------------
  Business Machines - 0.7%
    Sun Microsystems, Inc.*                             206,800    $  6,669,300
-------------------------------------------------------------------------------
  Business Services - 5.1%
    ADT Ltd.*                                         1,508,000    $ 43,920,500
    DST Systems Inc.*                                    68,400       2,103,300
                                                                   ------------
                                                                   $ 46,023,800
-------------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    Telephone & Data Systems, Inc.                      228,600    $  8,872,537
-------------------------------------------------------------------------------
  Chemicals - 1.8%
    Ferro Corp.                                         290,000    $ 10,838,750
    NL Industries Inc.*                                 422,900       5,391,975
                                                                   ------------
                                                                   $ 16,230,725
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.8%
    First Data Corp.*                                   191,620    $  7,664,800
-------------------------------------------------------------------------------
  Computer Software - Systems - 6.3%
    Cerner Corp.*                                       320,300    $  6,245,850
    Compaq Computer Corp.*                              108,700      11,766,775
    Computer Assoc. Intl.*                              258,380      14,146,305
    Sybase, Inc.*                                       706,600      11,261,437
    Synopsys Inc.*                                      355,680      13,293,540
                                                                   ------------
                                                                   $ 56,713,907
-------------------------------------------------------------------------------
  Consumer Goods and Services - Systems - 4.5%
    Hertz Corp. "A"*                                      7,400    $    253,450
    Philip Morris Companies, Inc.                       232,200      10,216,800
    Tyco International Ltd.                             470,200      29,857,700
                                                                   ------------
                                                                   $ 40,327,950
-------------------------------------------------------------------------------
  Containers - Systems - 1.2%
    Jefferson Smurfit Co.*                              232,300    $  4,181,400
    Stone Container Corp.*                              508,600       6,993,250
                                                                   ------------
                                                                   $ 11,174,650
-------------------------------------------------------------------------------
  Electronics - 2.3%
    Analog Devices, Inc.*                                68,830    $  1,841,202
    Atmel Corp.*                                         80,700       2,320,125
    Intel Corp.                                          47,300       7,165,950
    Kulicke & Soffa Industries*                         196,800       6,642,000
    Micron Electronics*                                 156,200       2,372,287
    Teredyne, Inc.*                                      20,250         830,250
                                                                   ------------
                                                                   $ 21,171,814
-------------------------------------------------------------------------------
  Entertainment - 4.2%
    American Radio Systems Corp., "A"*                  155,430    $  5,789,768
    Casino America, Inc.*                               472,510       1,107,422
    Central European Media Enterprises Ltd.*            119,900       2,817,650
    Harrah's Entertainment, Inc.*                       844,300      15,725,088
    Harvey's Casino Resorts                             100,000       1,687,500
    Lin Television Corp.*                               181,300       7,863,888
    Showboat, Inc.                                      145,000       2,863,750
    Sodak Gaming, Inc.*                                  29,800         437,688
                                                                   ------------
                                                                   $ 38,292,754
-------------------------------------------------------------------------------
  Financial Institutions - 1.5%
    Federal Home Loan Mortgage Corp.                    302,000    $  9,966,000
    Union Planters Corp.                                 76,400       3,609,900
                                                                   ------------
                                                                   $ 13,575,900
-------------------------------------------------------------------------------
  Food and Beverage Products - 2.5%
    Smith's Food & Drug Center, "B"*                    474,616    $ 22,425,606
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Unisource Worldwide                                 144,800    $  2,515,900
-------------------------------------------------------------------------------
  Insurance - 5.1%
    Chubb Corp.                                         129,300    $  7,887,300
    Cigna Corp.                                          55,130       9,578,837
    Conseco, Inc.*                                       52,100       2,084,000
    Hartford Financial Svcs.                            115,600       9,016,800
    Hartford Life, Inc., "A"*                             6,900         231,150
    Penncorp Financial Group, Inc.                      290,400       9,909,900
    Reliastar Financial Corp.                           109,800       7,040,925
                                                                   ------------
                                                                   $ 45,748,912
-------------------------------------------------------------------------------
  Machinery - 2.2%
    Greenfield Indistries, Inc.                         203,400    $  5,288,400
    Stewart & Stevenson Services, Inc.                  261,400       6,992,450
    Keystone International, Inc.*                       230,500       7,520,062
                                                                   ------------
                                                                   $ 19,800,912
-------------------------------------------------------------------------------
  Medical and Health Products - 2.1%
    Bristol-Myers Squibb Co.*                           264,400    $ 19,400,350
-------------------------------------------------------------------------------
  Medical and Health Technology Services - 1.8%
    Regency Health Services, Inc.*                      219,800    $  2,692,550
    St. Jude Medical, Inc.                              179,500       6,080,562
    United Healthcare Corp.                             140,200       7,921,300
                                                                   ------------
                                                                   $ 16,694,412
-------------------------------------------------------------------------------
  Oils - 0.9%
    Texaco, Inc.                                         77,900    $  8,500,838
-------------------------------------------------------------------------------
  Railroad - 2.9%
    Wisconsin Central Transportation Corp.*             712,500    $ 25,739,063
-------------------------------------------------------------------------------
  Restaurants and Lodging - 4.5%
    Hilton Hotels Corp                                  609,400    $ 17,215,550
    Host Marriott Corp.*                                197,100       3,473,887
    La Quinta Inns, Inc.                                175,460       4,035,580
    Promus Hotel Corp.*                                 336,950      12,172,318
    Servico, Inc.*                                      229,500       3,413,812
                                                                   ------------
                                                                   $ 40,311,147
-------------------------------------------------------------------------------
  Stores - 4.6%
    Arbor Drugs, Inc.*                                  138,500    $  2,718,062
    CVS Corp.                                           187,300       8,966,987
    Gymboree Corp.*                                      96,300       2,407,500
    Rite Aid Corp.                                      385,800      17,939,700
    Viking Office Products*                             498,300       9,405,413
                                                                   ------------
                                                                   $ 41,437,662
-------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Safeway, Inc.*                                      172,463    $  7,760,813
-------------------------------------------------------------------------------
  Telecommunications - 3.3%
    3Com Corp.*                                         218,200    $ 10,582,700
    Cellular Communications International, Inc.*++      716,400      19,074,150
                                                                   ------------
                                                                   $ 29,656,850
-------------------------------------------------------------------------------
  Utilities - 0.8%
    Sprint Corp.*                                       141,730    $  6,927,053
-------------------------------------------------------------------------------
Total U.S. Common Stocks                                           $601,792,662
-------------------------------------------------------------------------------
Foreign Stocks - 10.4%
-------------------------------------------------------------------------------
  Finland - 0.2%
    Huhtamaki Oy (Consumer Goods)                        48,410    $  2,126,874
-------------------------------------------------------------------------------
  France - 0.7%
    Union des Assurances Federales S.A. (Insurance)*     47,900    $  5,824,214
-------------------------------------------------------------------------------
  Hong Kong - 0.9%
    Cafe de Coral Group (Restaurants)                10,850,000    $  3,009,790
    Wing Hang Bank Ltd. (Finance)                     1,035,000       4,929,188
                                                                   ------------
                                                                   $  7,938,978
-------------------------------------------------------------------------------
  Japan - 1.8%
    Canon, Inc. (Office Equipment)*                     335,000    $  8,501,061
    Sony Corp. ADR (Electronics)                         13,500       1,150,875
    Sony Corp (Electronics)                              76,000       6,413,412
                                                                   ------------
                                                                   $ 16,065,348
-------------------------------------------------------------------------------
  Korea - 0.5%
    Korea Electric Power (Utilities-Electric)            59,500    $  1,839,517
    SK Telecom (Telecommunications)                       4,666       2,878,940
                                                                   ------------
                                                                   $  4,718,457
-------------------------------------------------------------------------------
  Malasia - 0.4%
    UMW Holdings Berhad (Conglomerate)                  716,000    $  3,676,159
-------------------------------------------------------------------------------
  Netherlands - 0.4%
    Akzo Nobel (Chemicals)                               24,500    $  3,265,049
-------------------------------------------------------------------------------
  New Zealand - 0.9%
    Sky City (Entertainment)                            100,100    $    455,327
    Tranz-Rail Holdings ADR (Railroads)*                430,700       7,483,413
                                                                   ------------
                                                                   $  7,938,740
-------------------------------------------------------------------------------
  Portugal - 0.4%
    Banco Totta & Acores, "B" (Banks and Credit Cos.)   254,400    $  3,631,128
-------------------------------------------------------------------------------
  Switzerland - 1.2%
    Novartis AG (Pharmaceuticals)                         7,887    $ 10,720,736
-------------------------------------------------------------------------------
  United Kingdom - 3.0%
    Asda Group PLC (Retail)*                          3,763,700    $  7,403,198
    British Petroleum PLC, ADR (Oils)                    76,271      11,049,761
    Kwik-Fit Holdings (Retail)                          600,000       2,498,100
    PowerGen PLC (Utilities - Electric)*                315,128       3,600,400
    Storehouse PLC (Retail)*                            822,500       2,932,377
                                                                   ------------
                                                                   $ 27,483,836
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 93,389,519
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $600,293,081)                       $695,182,181

Preferred Stock
-------------------------------------------------------------------------------
    Harvard Industries, Inc., 14.25% EXC,
      (Identified cost, $4,214,700)                     468,300    $    351,225
-------------------------------------------------------------------------------
Bonds - 1.9%
-------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)           Value
-------------------------------------------------------------------------------
    Harvard Industries, Inc., 11.125s, 2005**          $    875    $    306,250
    Harrahs Jazz Co., 14.25s, 2001**                     35,036      16,641,863
-------------------------------------------------------------------------------
(Identified cost, $17,772,448)                                     $ 16,948,113
-------------------------------------------------------------------------------

U.S. Treasury Obligations - 13.7%
-------------------------------------------------------------------------------
    U.S. Treasury Bond, 6.5s, 2026                     $ 86,747    $ 81,785,939
    Stripped Prior Payments, 0s, 2017                   173,360      41,928,850
-------------------------------------------------------------------------------
(Identified cost, $122,777,992)                                    $123,714,789
-------------------------------------------------------------------------------

Short-Term Obligations - 3.9%
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 6/19/97                $  8,600    $  8,576,845
    Federal Home Loan Mortgage Corp., due 6/13/97         7,000       6,987,237
    Federal National Mortgage Assn., due 6/25/97          4,600       4,583,501
    Federal Farm Credit Corp., due 6/02/97-6/04/97       14,645      14,640,618
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 34,788,201
-------------------------------------------------------------------------------

Equity Put Options Purchased - 1.6%
-------------------------------------------------------------------------------
Issuer/Expiration Date/Strike Price
-------------------------------------------------------------------------------
    Standard & Poor's 500 Index / 19 Dec 97 / 900      $  1,020    $  6,196,500
    Standard & Poor's 500 Index / 19 Mar 98 / 950           928       8,584,000
-------------------------------------------------------------------------------

Total Puts (Premiums paid, $17,294,944)                            $ 14,780,500
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $797,141,366)                  $885,765,008

Other Assets, Less Liabilities - 1.9%                                17,263,080
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $903,028,088
-------------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security - in default.
++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
May 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $776,348,666)            $866,690,858
    Affiliated issuers (identified cost, $20,792,700)                 19,074,150
    Total investments, at value (identified cost, $797,141,366)      885,765,008
  Cash                                                                     6,760
  Receivable for Fund shares sold                                      3,481,461
  Receivable for investments sold                                     16,193,595
  Interest and dividends receivable                                      642,372
  Other assets                                                           121,033
                                                                    ------------
      Total assets                                                  $906,210,229
                                                                    ------------
Liabilities:
  Payable for Fund shares reacquired                                $  1,159,309
  Payable for investments purchased                                    1,205,435
  Net payable for foreign currency contracts closed or
    subject to masternetting agreements                                  101,607
  Payable to affiliates -
    Management fee                                                        37,065
    Administrative fee                                                       741
    Shareholder servicing agent fee                                        6,425
    Distribution fee                                                      13,243
  Accrued expenses and other liabilities                                 658,316
                                                                    ------------
      Total liabilities                                             $  3,182,141
                                                                    ------------
Net assets                                                          $903,028,088
                                                                    ============
Net assets consist of:
  Paid-in capital                                                   $772,425,059
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      88,525,401
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 41,987,203
  Accumulated undistributed net investment income                         90,425
                                                                    ------------
      Total                                                         $903,028,088
                                                                    ============
Shares of beneficial interest outstanding                            68,788,082
                                                                     ==========
Class A shares:
  Net asset value per share
    (net assets of $505,728,197 / 38,090,887 shares of
    beneficial interest outstanding)                                   $13.28
                                                                       ======
  Offering price per share (100 / 94.25)                               $14.09
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $322,431,553 / 24,952,611 shares of
    beneficial interest outstanding)                                   $12.92
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $49,629,982 / 3,846,028 shares of
    beneficial interest outstanding)                                   $12.90
                                                                       ======
Class I shares:
  Net asset value per share
    (net assets of $25,238,356 / 1,898,556 shares of
    beneficial interest outstanding)                                   $13.29
                                                                       ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
Six Months Ended May 31, 1997
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 3,313,737
    Dividends                                                        3,737,647
    Foreign taxes withheld                                            (153,399)
                                                                   -----------
      Total investment income                                      $ 6,897,985
                                                                   -----------

  Expenses -
    Management fee                                                 $ 2,954,980
    Trustees' compensation                                              23,044
    Administrative fee                                                  31,598
    Shareholder servicing agent fee                                    428,347
    Shareholder servicing agent fee (Class A)                           55,682
    Shareholder servicing agent fee (Class B)                           50,466
    Shareholder servicing agent fee (Class C)                            4,569
    Distribution and service fee (Class A)                             562,198
    Distribution and service fee (Class B)                           1,388,569
    Distribution and service fee (Class C)                             201,031
    Custodian fee                                                      154,933
    Postage                                                             77,337
    Printing                                                            36,726
    Auditing fees                                                       16,739
    Legal fees                                                           2,939
    Miscellaneous                                                      400,165
                                                                   -----------
      Total expenses                                               $ 6,389,323
    Fees paid indirectly                                               (45,000)
                                                                   -----------
      Net expenses                                                 $ 6,344,323
                                                                   -----------
        Net investment income                                      $   553,662
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $40,133,107
    Foreign currency transactions                                       88,592
                                                                   -----------
      Net realized gain on investments and foreign currency
        transactions                                               $40,221,699
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $29,123,159
    Translation of assets and liabilities in foreign currencies       (101,171)
                                                                   -----------
      Net unrealized gain on investments and foreign currency
        translation                                                $29,021,988
                                                                   -----------
        Net realized and unrealized gain on investments and
          foreign currency                                         $69,243,687
                                                                   -----------
          Increase in net assets from operations                   $69,797,349
                                                                   ===========
See notes to financial statements

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                            May 31, 1997              Year Ended
                                                             (Unaudited)       November 30, 1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $    553,662            $    931,441
  Net realized gain on investments and foreign
    currency transactions                                     40,221,699              62,206,828
  Net unrealized gain on investments and foreign
    currency translation                                      29,021,988               8,276,740
                                                            ------------            ------------
    Increase in net assets from operations                  $ 69,797,349            $ 71,415,009
                                                            ------------            ------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $   (946,436)           $     --
  From net investment income (Class C)                           (28,491)                 --
  From net realized gain on investments and
    foreign currency transactions (Class A)                  (36,139,797)            (21,105,160)
  From net realized gain on investments and
    foreign currency transactions (Class B)                  (21,106,896)             (4,429,633)
  From net realized gain on investments and
    foreign currency transactions (Class C)                   (2,868,778)                 --
                                                            ------------            ------------
      Total distributions declared to shareholders          $(61,090,398)           $(25,534,793)
                                                            ------------            ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                          $254,044,089            $484,011,550
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                          52,745,143              23,866,258
  Cost of shares reacquired                                 (116,112,122)           (123,736,751)
                                                            ------------            ------------
    Increase in net assets from Fund share
      transactions                                          $190,677,110            $384,141,057
                                                            ------------            ------------
      Total increase in net assets                          $199,384,061            $430,021,273
Net assets:
  At beginning of period                                     703,644,027             273,622,754
                                                            ------------            ------------
  At end of period (including accumulated
    undistributed net investment income of $90,425 and
    $511,690, respectively)                                 $903,028,088            $703,644,027
                                                            ============            ============
See notes to financial statements

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                       Six Months Ended                                    Year Ended November 30,
                           May 31, 1997      -----------------------------------------------------------------------------------
                            (Unaudited)            1996           1995           1994           1993           1992         1991
--------------------------------------------------------------------------------------------------------------------------------
                                Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period            $13.34          $12.39         $ 9.44         $10.82         $10.17         $ 8.73       $ 7.46
                                 ------          ------         ------         ------         ------         ------       ------
Income from investment operations# -
  Net investment income
    (loss)                       $ 0.03          $ 0.05         $ 0.01         $(0.01)        $ 0.02         $ --         $ 0.14
  Net realized and
    unrealized gain on
    investments and foreign
    currency transactions          1.06            2.04           3.64           0.26           1.96           2.03         1.21
                                 ------          ------         ------         ------         ------         ------       ------
      Total from investment
        operations               $ 1.09          $ 2.09         $ 3.65         $ 0.25         $ 1.98         $ 2.03       $ 1.35
                                 ------          ------         ------         ------         ------         ------       ------
Less distributions declared to shareholders -
  From net investment income     $(0.03)         $ --           $ --           $(0.03)        $ --           $(0.07)      $(0.08)
  From net realized gain
    on investments and
    foreign currency
    transactions                  (1.12)          (1.14)         (0.70)         (1.60)         (1.33)         (0.52)       --
                                 ------          ------         ------         ------         ------         ------       ------
      Total distributions
        declared to
        shareholders             $(1.15)         $(1.14)        $(0.70)        $(1.63)        $(1.33)        $(0.59)      $(0.08)
                                 ------          ------         ------         ------         ------         ------       ------
Net asset value - end of
  period                         $13.28          $13.34         $12.39         $ 9.44         $10.82         $10.17       $ 8.73
                                 ======          ======         ======         ======         ======         ======       ======
Total return(+)                   8.89%++        18.50%         41.67%          1.92%         22.10%         24.60%       18.26%
Ratios (to average net assets)/
Supplemental data:
  Expenses##                      1.33%+          1.32%          1.35%          1.37%          1.42%          1.53%        1.50%
  Net investment income
    (loss)                        0.44%+          0.43%          0.06%        (0.05)%          0.09%         --            1.65%
Portfolio turnover                  78%            112%           109%            91%            95%           111%         132%
Average commission rate###      $0.0318         $0.0304         $ --           $ --           $ --           $ --         $ --
Net assets at end of
  period (000 omitted)         $505,728        $427,478       $227,555       $141,790       $132,207       $112,958     $104,600

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                          Six Months Ended                            Year Ended May 31,
                                              November 30,        -----------------------------------------------------------
                                                      1990               1990            1989            1988            1987
-----------------------------------------------------------------------------------------------------------------------------
                                                   Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 8.99             $10.52          $ 8.70          $ 9.60          $ 9.81
                                                    ------             ------          ------          ------          ------
Income from investment operations -
  Net investment income                             $ 0.09             $ 0.33          $ 0.21          $ 0.10          $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                     (1.38)              0.17            2.17           (0.86)           1.60
                                                    ------             ------          ------          ------          ------
      Total from investment operations              $(1.29)            $ 0.50          $ 2.38          $(0.76)         $ 1.64
                                                    ------             ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.11)            $(0.34)         $(0.17)         $(0.03)         $(0.04)
  From net realized gain on investments and
    foreign currency transactions                    (0.05)             (1.69)          (0.39)          (0.11)          (1.81)
  From paid-in capital                               (0.08)               --              --              --              --
                                                    ------             ------          ------          ------          ------
      Total distributions declared to
        shareholders                                $(0.24)            $(2.03)         $(0.56)         $(0.14)         $(1.85)
                                                    ------             ------          ------          ------          ------
Net asset value - end of period                     $ 7.46             $ 8.99          $10.52          $ 8.70          $ 9.60
                                                    ======             ======          ======          ======          ======
Total return(+)                                   (29.48)%+             5.13%          28.47%         (7.63)%          17.95%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           1.51%+             1.26%           1.41%           1.33%           1.31%
  Net investment income                              2.30%+             3.38%           2.29%           1.12%           0.38%
Portfolio turnover                                     36%                88%             80%             99%            135%
Net assets at end of period (000 omitted)         $100,398           $125,191        $133,219        $116,218        $148,227

  + Annualized.
(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                             Six Months Ended                        Year Ended November 30,
                                                 May 31, 1997        --------------------------------------------------------
                                                  (Unaudited)               1996           1995           1994          1993*
-----------------------------------------------------------------------------------------------------------------------------
                                                      Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $13.01             $12.15         $ 9.34         $10.79         $10.61
                                                       ------             ------         ------         ------         ------
Income from investment operations# -
  Net investment loss                                  $(0.02)            $(0.04)        $(0.08)        $(0.09)        $(0.01)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                         1.02               2.00           3.59           0.27           0.19
                                                       ------             ------         ------         ------         ------
      Total from investment operations                 $ 1.00             $ 1.96         $ 3.51         $ 0.18         $ 0.18
                                                       ------             ------         ------         ------         ------

Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions
                                                       $(1.09)            $(1.10)        $(0.70)        $(1.60)        $ --
  In excess of net investment income                      --                 --             --           (0.03)          --
                                                       ------             ------         ------         ------         ------
      Total distributions declared to
        shareholders                                   $(1.09)            $(1.10)        $(0.70)        $(1.63)        $ --
                                                       ------             ------         ------         ------         ------
Net asset value - end of period                        $12.92             $13.01         $12.15         $ 9.34         $10.79
                                                       ======             ======         ======         ======         ======
Total return                                            8.49%++           17.50%         40.53%          1.15%          1.70%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            2.09%+             2.16%          2.17%          2.25%          2.46%+
  Net investment loss                                 (0.32)%+           (0.33)%        (0.77)%        (0.96)%        (1.37)%+
Portfolio turnover                                        78%               112%           109%            91%            95%
Average commission rate###                            $0.0318            $0.0304         $ --           $ --           $ --
Net assets at end of period (000 omitted)            $322,432           $244,247        $46,068        $17,189        $ 1,097

  * For the period from the commencement of offering of Class B shares, September 7, 1993, to November 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                                                                                       Period Ended
                                                Six Months Ended            Period Ended                    May 31,
                                                    May 31, 1997            November 30,                     1997**
                                                     (Unaudited)                   1996*                (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
                                                         Class C                                            Class I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $13.03                  $12.00                     $12.22
                                                          ------                  ------                     ------
Income from investment operations -
  Net investment income (loss)                            $(0.02)                 $(0.01)                    $ 0.04
  Net realized and unrealized gain on investments
    and foreign currency transactions                       1.02                    1.04                       1.03
                                                          ------                  ------                     ------
      Total from investment operations                    $ 1.00                  $ 1.03                     $ 1.07
                                                          ------                  ------                     ------
Less distributions declared to shareholders -
  From net investment income                              $(0.01)                 $ --                       $ --
  From net realized gain on investments and
    foreign currency transactions                          (1.12)                   --                         --
                                                          ------                  ------                     ------
      Total distributions declared to shareholders        $(1.13)                 $ --                       $ --
                                                          ------                  ------                     ------
Net asset value - end of period                           $12.90                  $13.03                     $13.29
                                                          ======                  ======                     ======
Total return                                               8.55%++                 7.95%++                    8.76%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               2.08%+                  2.11%+                     1.08%+
  Net investment income (loss)                           (0.31)%+                (0.17)%+                     0.79%+
Portfolio turnover                                           78%                    112%                        78%
Average commission rate###                               $0.0318                 $0.0304                    $0.0318
Net assets at end of period (000 omitted)                $49,630                 $31,919                    $25,238

  * For the period from the commencement of offering of Class C shares, April 1, 1996, to November 30, 1996.
 ** For the period from the commencement of offering of Class I shares, January 2, 1997, to May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Value Fund (the Fund) is a diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C, and Class I shares. The four classes of shares differ in their respective shareholder servicing agent, distribution, and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,780 for the period ended May 31, 1997.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $187,473 for the period ended May 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35 % per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $89,180 for the period ended May 31, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended May 31, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $73,955 and $1,064 for Class B and Class C shares, respectively, for the period ended May 31, 1997. Fees incurred under the distribution plan during the period ended May 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchases. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended May 31, 1997, were $12,864, $210,679, and $15,795 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 Purchases            Sales
------------------------------------------------------------------------------
U.S. Government securities                      $122,289,030      $     --
                                                ============      ============
Investments (non-U.S. government
  securities)                                   $563,023,775      $527,264,112
                                                ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $797,141,366
                                                                 ============
Gross unrealized appreciation                                    $107,429,495
Gross unrealized depreciation                                     (18,805,853)
                                                                 ------------
  Net unrealized appreciation                                    $ 88,623,642
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                        Six Months Ended May 31, 1997         Year Ended November 30, 1996
                                        ----------------------------        ------------------------------
                                           Shares             Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------
Shares sold                            11,619,564       $146,182,816        19,830,731       $247,848,654
Shares issued to shareholders in
  reinvestment of distributions         2,784,358         33,774,238         1,739,061         19,947,385
Shares transferred to Class I          (1,547,626)       (18,911,993)            --                 --
Shares reacquired                      (6,798,406)       (85,741,162)       (7,905,513)       (98,473,592)
                                        ---------       ------------        ----------       ------------
  Net increase                          6,057,890       $ 75,303,899        13,664,279       $169,322,447
                                        =========       ============        ==========       ============

Class B Shares
                                       Six Months Ended May 31, 1997          Year Ended November 30, 1996
                                        ----------------------------        ------------------------------
                                           Shares             Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------
Shares sold                             6,707,366       $ 82,201,221        16,436,561       $202,564,032
Shares issued to shareholders in
 reinvestment of distributions          1,482,341         17,550,922           348,040          3,918,873
Shares reacquired                      (2,009,903)       (24,682,469)       (1,804,198)       (22,222,748)
                                        ---------       ------------        ----------       ------------
  Net increase                          6,179,804       $ 75,069,674        14,980,403       $184,260,157
                                        =========       ============        ==========       ============

Class C Shares
                                       Six Months Ended May 31, 1997          Year Ended November 30, 1996
                                        ----------------------------        ------------------------------
                                           Shares             Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------
Shares sold                             1,561,267       $ 19,095,352         2,695,641      $  33,598,864
Shares issued to shareholders in
 reinvestment of distributions            120,134          1,419,983             --                --
Shares reacquired                        (285,769)        (3,519,598)         (245,245)        (3,040,411)
                                        ---------       ------------        ----------       ------------
  Net increase                          1,395,632       $ 16,995,737         2,450,396       $ 30,558,453
                                        =========       ============        ==========       ============

Class I Shares
                                           Period Ended May 31, 1997*
                                        -----------------------------
                                           Shares             Amount
---------------------------------------------------------------------
Shares sold                               526,948       $  6,564,700
Shares transferred from Class A         1,547,626         18,911,993
Shares reacquired                        (176,018)        (2,168,893)
                                        ---------       ------------
  Net increase                          1,898,556       $ 23,307,800
                                        =========       ============

* For the period from commencement of offering of Class I shares, January 2, 1997, to May 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 1997, was $3,309.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 1997, is as follows.

Forward foreign currency exchange contracts purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $88,880 with Deutschebank and $12,727 with Merrill Lynch at May 31, 1997.

At May 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended May 31, 1997, is set forth below.

                                  Acquisitions                  Disposition
                Beginning  ---------------------------  ---------------------------       Ending
                    Share        Share                        Share                        Share                          Realized
Affiliate          Amount       Amount            Cost       Amount            Cost       Amount     Ending Value      Gain (loss)
------------------------------------------------------------------------------------------------------------------------------------
Cellular
Communications
International     623,100       93,300      $2,369,675         --        $    --         716,400      $19,074,150     $   --
Harvard
Industries Inc.   378,400      292,400       1,403,374      670,800       5,565,812         --               --        (4,334,952)




                    --------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Value Fund

Trustees
A. Keith Brodkin* - Chairman and        Investor Information
President                               For MFS stock and bond market
                                        outlooks, call toll free:
Richard B. Bailey* - Private Investor;  1-800-637-4458 anytime from a
Former Chairman and Director (until     touch-tone telephone.
1991), Massachusetts Financial
Services Company; Director, Cambridge   For information on MFS mutual funds,
Bancorp; Director, Cambridge Trust      call your financial adviser or, for an
Company                                 information kit, call toll free:
                                        1-800-637-2929 any business day from 9
Peter G. Harwood - Private Investor     a.m. to 5 p.m. Eastern time (or leave
                                        a message anytime).
J. Atwood Ives - Chairman and Chief
Executive Officer, Eastern Enterprises  Investor Service
                                        MFS Service Center, Inc.
Lawrence T. Perera - Partner, Hemenway  P.O. Box 2281
& Barnes                                Boston, MA 02107-9906

William J. Poorvu - Adjunct Professor,  For general information, call toll free
Harvard University Graduate School of   1-800-225-2606 any business day from
Business Administration                 8 a.m. to 8 p.m. Eastern time.

Charles W. Schmidt - Private Investor   For service to speech- or
                                        hearing-impaired, call toll free:
Arnold D. Scott* - Senior Executive     1-800-637-6576 any business day from 9
Vice President, Director and            a.m. to 5 p.m. Eastern time. (To use
Secretary, Massachusetts Financial      this service, your phone must be
Services Company                        equipped with a Telecommunications
                                        Device for the Deaf.)
Jeffrey L. Shames* - President and
Director, Massachusetts Financial       For share prices, account balances,
Services Company                        and exchanges, call toll free:
                                        1-800-MFS-TALK (1-800-637-8255)
Elaine R. Smith - Independent           anytime from a touch-tone telephone.
Consultant
                                        World Wide Web
David B. Stone - Chairman, North        www.mfs.com
American Management Corp. (investment
advisers)
                                        [DALBAR   For the third year in a row,
Investment Adviser                      LOGO]     MFS earned a #1 ranking in the
Massachusetts Financial Services              DALBAR, Inc. Broker/Dealer Survey,
Company                                 Main Office Operations Service Quality
500 Boylston Street                     Category. The firm achieved a 3.48
Boston, MA 02116-3741                   overall score on a scale of 1 to 4 in
                                        the 1996 survey. A total of 110 firms
Distributor                             responded, offering input on the
MFS Fund Distributors, Inc.             quality of service they received from
500 Boylston Street                     29 mutual fund companies nationwide.
Boston, MA 02116-3741                   The survey contained questions about
                                        service quality in 15 categories,
Portfolio Manager                       including "knowledge of phone service
John F. Brennan, Jr.*                   contacts," "accuracy of transaction
                                        processing," and "overall ease of
Treasurer                               doing business with the firm."
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
Investors Bank & Trust Company

*Affiliated with the Investment Adviser

MFS(R) VALUE                   [DALBAR logo]                 ------------
FUND                                                          BULK RATE
                                                             U.S. POSTAGE
500 Boylston Street                                              PAID
Boston, MA 02116-3741                                             MFS
                                                             ------------
[MFS logo]
INVESTMENT MANAGEMENT
We invented the mutual fund(TM)

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MVF-3 7/97 83M 23/223/323/823